Exhibit 10.1

FOURTH AMENDMENT

AMENDMENT, dated as of June 19, 2014 (the “Amendment”), to the Credit Agreement, dated as of June 27, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among IRON MOUNTAIN INCORPORATED, a Delaware corporation (the “Parent”), IRON MOUNTAIN INFORMATION MANAGEMENT, LLC (f/k/a Iron Mountain Information Management, Inc.), a Delaware limited liability company (the “Company”), each of the other Borrowers party thereto, the several banks and other financial institutions or entities from time to time parties to the Credit Agreement as Lenders (the “Lenders”), JPMORGAN CHASE BANK, TORONTO BRANCH, as Canadian Administrative Agent and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and the other parties thereto.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Company has requested certain amendments to the Credit Agreement; and

WHEREAS, the Lenders are willing to agree to such amendments, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

1.                                      Defined Terms. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to them in the Credit Agreement.

2.                                      Amendments to Credit Agreement.

(a)                            The definition of “Pounds Sterling” in Section 1.01 of the Credit Agreement is amended by inserting “and ‘£’” after “Pounds Sterling”.

(b)                            The definition of “IME” in Section 1.01 of the Credit Agreement is amended by inserting the following sentence as the last sentence thereof: “The term ‘IME’ shall include any public limited company (plc) into which Iron Mountain Europe Limited is converted.”

(c)                             Section 9.08(v) of the Credit Agreement is amended by deleting “$600,000,000” at the end of clause (B) and replacing it with: “£400,000,000”.

(d)                            The second clause (v) of Section 9.08 shall be renumbered clause (vi) and the remaining clause shall be renumbered clause (vii).

3.                                      Representations and Warranties. On and as of the date hereof, each of the Parent and the Company hereby confirms, reaffirms and restates the representations and warranties set forth in Section 8 of the Credit Agreement and the representations and warranties in the Basic Documents mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Parent and the Company each hereby confirms, reaffirms and restates such representations and warranties as of such earlier date. Each of the Parent and the Company represents and warrants that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

4.                                      Effectiveness. This Amendment shall become effective as of the date set forth above (the “Effective Date”) upon the satisfaction of the following conditions precedent:

(a)                            Amendment. The Administrative Agent shall have received this Amendment executed and delivered by the Administrative Agent, the Parent, the Company, each of the other Borrowers, and the Lenders party to the Credit Agreement constituting the “Majority Lenders” thereunder (or, in the case of any Lender, a lender addendum or joinder agreement in a form specified by the Administrative Agent).

(b)                                 Security Documents. The Administrative Agent shall have received the Acknowledgment and Confirmation, substantially in the form of Exhibit A hereto, executed and delivered by an authorized officer of the Parent, the Company, the Canadian Borrower and each Subsidiary Guarantor.

5.                                      Valid and Binding. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

6.                                      Payment of Expenses. The Company agrees to pay or reimburse the Administrative Agent for all out-of-pocket costs and expenses incurred in connection with the Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel.

7.                                      Reference to and Effect on the Credit Agreement; Limited Effect. On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby. This Amendment shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Company that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

8.                                      Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

9.                                      Loan Document; Integration. This Amendment shall constitute a Basic Document. This Amendment and the other Basic Documents represent the agreement of each Borrower, each Subsidiary Guarantor, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Basic Documents.

10. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED

BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

11.                               Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

IRON MOUNTAIN INCORPORATED

By:	/s/ J.P. Lawrence
Name: J.P. Lawrence
Title: Senior Vice President and Treasurer

IRON MOUNTAIN INFORMATION
MANAGEMENT, LLC (f/k/a Iron Mountain Information Management, Inc.)

By:	/s/ J.P. Lawrence
Name: J.P. Lawrence
Title: Senior Vice President and Treasurer

IRON MOUNTAIN FULFILLMENT SERVICES, INC. IRON MOUNTAIN INTELLECTUAL PROPERTY MANAGEMENT, INC.
IRON MOUNTAIN GLOBAL HOLDINGS, INC. (f/k/a Iron Mountain Global Holdings, LLC)
IRON MOUNTAIN GLOBAL, LLC
IRON MOUNTAIN US HOLDINGS, INC.
IRON MOUNTAIN SECURE SHREDDING, INC. IRON MOUNTAIN HOLDINGS GROUP, INC.
IRON MOUNTAIN INFORMATION MANAGEMENT SERVICES, INC.

By:	/s/ J.P. Lawrence
Name: J.P. Lawrence
Title: Senior Vice President and Treasurer

IRON MOUNTAIN CANADA OPERATIONS ULC

By:	/s/ J.P. Lawrence
Name: J.P. Lawrence
Title: Senior Vice President and Treasure

IRON MOUNTAIN SWITZERLAND GMBH

By:	/s/ Christopher LaRochelle
Name: Christopher LaRochelle
Title: Managing Director

IRON MOUNTAIN EUROPE LIMITED

By:	/s/ Roderick Day
Name: Roderick Day
Title: Director

IRON MOUNTAIN AUSTRALIA PTY LTD.

By:	/s/ Ernest W. Cloutier
Name: Ernest W. Cloutier
Title: Director

IRON MOUNTAIN DO BRASIL LTDA.

By:	/s/ Luiz Alves
Name: Luiz Alves
Title: President

By:	/s/ Wilson Fernandes
Name: Wilson Fernandes
Title: Chief Finance Officer

IRON MOUNTAIN HOLDINGS (EUROPE) LIMITED

By:	/s/ Roderick Day
Name: Roderick Day
Title: Director

IRON MOUNTAIN (UK) LIMITED

By:	/s/ Patrick Keddy
Name: Patrick Keddy
Title: Director

IRON MOUNTAIN LUXEMBOURG SERVICES S.A.R.L., LUXEMBOURG, SCHAFFHAUSEN BRANCH

By:	/s/ Christopher LaRochelle
Name: Christopher LaRochelle
Title: Authorized Manager

IRON MOUNTAIN SECURE SHREDDING CANADA, INC.

By:	/s/ J.P. Lawrence
Name: J.P. Lawrence
Title: Senior Vice President and Treasurer

IRON MOUNTAIN INFORMATION MANAGEMENT SERVICES CANADA, INC.

By:	/s/ J.P. Lawrence
Name: J.P. Lawrence
Title: Senior Vice President and Treasurer

IRON MOUNTAIN INTERNATIONAL HOLDINGS B.V.

By:	/s/ Roderick Day
Name: Roderick Day
Title: Director

By:	/s/ Marc Duale
Name: Marc Duale
Title: Director

By:	/s/ TMF Management B.V.
Name: TMF Management B.V.
Title: Director

/s/ R.M. Forterie
R.M. Forterie
Proxy Holder A

/s/ J.T. van Der Linden
J.T. van Der Linden
Proxy Holder B

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Lender, Swingline Lender and Issuing Bank

By:	/s/ Gene R. Riego de Dios
Name: Gene R. Riego de Dios
Title: Vice President

JPMORGAN CHASE BANK, N.A. TORONTO BRANCH, as Canadian Administrative Agent, Lender, Swingline Lender and Issuing Bank

By:	/s/ Gene R. Riego de Dios
Name: Gene R. Riego de Dios
Title: Vice President

Signature page to the Fourth Amendment to the
IRON MOUNTAIN INFORMATION MANAGEMENT, LLC
Credit Agreement

Bank of America, N.A.

By:	/s/ John F. Lynch
Name: John F. Lynch
Title: S.V.P.

Signature page to the Fourth Amendment to the
IRON MOUNTAIN INFORMATION MANAGEMENT, LLC
Credit Agreement

Bank of America, N.A. (Canada branch)

By:	/s/ Medina Sales de Andrade
Name: Medina Sales de Andrade
Title: Vice President

Signature page to the Fourth Amendment to the
IRON MOUNTAIN INFORMATION MANAGEMENT, LLC
Credit Agreement

RBS Citizens, N.A.

By:	/s/ Cheryl Carangelo
Name: Cheryl Carangelo
Title: Senior Vice President

Signature page to the Fourth Amendment to the
IRON MOUNTAIN INFORMATION MANAGEMENT, LLC
Credit Agreement

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

By:	/s/ Pamela Donnelly
Name: Pamela Donnelly
Title: Managing Director

By:	/s/ Gordon Yip
Name: Gordon Yip
Title: Director

Signature page to the Fourth Amendment to the
IRON MOUNTAIN INFORMATION MANAGEMENT, LLC
Credit Agreement

BARCLAYS BANK PLC

By:	/s/ Irina Dimova
Name: Irina Dimova
Title: Vice President

Signature page to the Fourth Amendment to the
IRON MOUNTAIN INFORMATION MANAGEMENT, LLC
Credit Agreement

Wells Fargo Bank, N.A.

By:	/s/ Thomas Molitor
Name: Thomas Molitor
Title: Managing Director

Signature page to the Fourth Amendment to the
IRON MOUNTAIN INFORMATION MANAGEMENT, LLC
Credit Agreement

THE BANK OF NOVA SCOTIA

By:	/s/ Michelle C. Phillips
Name: Michelle C. Phillips
Title: Director & Execution Head

Signature page to the Fourth Amendment to the
IRON MOUNTAIN INFORMATION MANAGEMENT, LLC
Credit Agreement

Morgan Stanley Bank, N.A.

By:	/s/ Nick Zangari
Name: Nick Zangari
Title: Authorized Signatory

Signature page to the Fourth Amendment to the

IRON MOUNTAIN INFORMATION MANAGEMENT, LLC

Credit Agreement

T.D. BANK, N.A.

By:	/s/ Alan Garson
Name: Alan Garson
Title: Senior Vice President

Signature page to the Fourth Amendment to the

IRON MOUNTAIN INFORMATION MANAGEMENT, LLC

Credit Agreement

PNC Bank, National Association

By:	/s/ Michael Richards
Name: Michael Richards
Title: Senior Vice President

Signature page to the Fourth Amendment to the

IRON MOUNTAIN INFORMATION MANAGEMENT, LLC

Credit Agreement

PNC BANK CANADA BRANCH

By:	/s/ Caroline Stade
Name: Caroline Stade
Title: Senior Vice President

Signature page to the Fourth Amendment to the

IRON MOUNTAIN INFORMATION MANAGEMENT, LLC

Credit Agreement

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

By:	/s/ Raveet Mumick
Name: Raveet Mumick
Title: Director

Signature page to the Fourth Amendment to the

IRON MOUNTAIN INFORMATION MANAGEMENT, LLC

Credit Agreement

HSBC Bank PLC

By:	/s/ Ian Sparkes
Name: Ian Sparkes
Title: Senior Corporate Banking Manager

Signature page to the Fourth Amendment to the

IRON MOUNTAIN INFORMATION MANAGEMENT, LLC

Credit Agreement

Sumitomo Mitsui Banking Corporation

By:	/s/ David W. Kee
Name: David W. Kee
Title: Managing Director

Signature page to the Fourth Amendment to the

IRON MOUNTAIN INFORMATION MANAGEMENT, LLC

Credit Agreement

ROYAL BANK OF CANADA

By:	/s/ Brian Gross
Name: Brian Gross
Title: Authorized Signatory

Signature page to the Fourth Amendment to the

IRON MOUNTAIN INFORMATION MANAGEMENT, LLC

Credit Agreement

The Huntington National Bank

By:	/s/ Jared Shaner
Name: Jared Shaner
Title: Assistant Vice President

Signature page to the Fourth Amendment to the
IRON MOUNTAIN INFORMATION MANAGEMENT, LLC
Credit Agreement

People’s United Bank

By:	/s/ Yvette D. Hawkins
Name: Yvette D. Hawkins
Title: Vice President

Signature page to the Fourth Amendment to the
IRON MOUNTAIN INFORMATION MANAGEMENT, LLC
Credit Agreement

WEBSTER BANK, N.A.

By:	/s/ Raymond C. Hoefling
Name: Raymond C. Hoefling
Title: Senior Vice President

Signature page to the Fourth Amendment to the
IRON MOUNTAIN INFORMATION MANAGEMENT, LLC
Credit Agreement

GOLDMAN SACHS BANK USA

By:	/s/ Michelle Latzoni
Name: Michelle Latzoni
Title: Authorized Signatory

EXHIBIT A

ACKNOWLEDGMENT AND CONFIRMATION

ACKNOWLEDGMENT AND CONFIRMATION, dated as of June 19, 2014 (this “Acknowledgment and Confirmation”) made by each of the signatories hereto.

1.                                      Reference is made to the Fourth Amendment, dated as of June 19, 2014 (the “Amendment”), to the Credit Agreement, dated as of June 27, 2011 (as amended, supplemented or otherwise modified from time to time, the (“Credit Agreement”), among IRON MOUNTAIN INCORPORATED, a Delaware corporation (the “Parent”), IRON MOUNTAIN INFORMATION MANAGEMENT, LLC (f/k/a Iron Mountain Information Management, Inc.), a Delaware limited liability company (the “Company”), each of the other Borrowers party thereto, JPMORGAN CHASE BANK, TORONTO BRANCH, as Canadian Administrative Agent and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and the other parties thereto.

2.                                      Each of the parties hereto hereby agrees, with respect to each Basic Document to which it is a party:

(a)                                 all of its obligations, liabilities and indebtedness under such Basic Document shall remain in full force and effect on a continuous basis after giving effect to the Amendment;

(b)                                 all of the Liens and security interests created and arising under such Basic Document remain in full force and effect on a continuous basis after giving effect to the Amendment, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and under its guarantees in the Basic Documents; and

(c)                                  all of the representations and warranties made by it set forth in each such Basic Document are reaffirmed and restated mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case such party hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.

3. THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

4.                                      This Acknowledgment and Confirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement and Confirmation to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

IRON MOUNTAIN INCORPORATED
IRON MOUNTAIN INFORMATION
MANAGEMENT, LLC (f/k/a Iron Mountain Information Management, Inc.; successor by merger to Iron Mountain Statutory Trust-1998, Iron Mountain Statutory Trust-1999, Iron Mountain Statutory Trust-2001,
Treeline Services Corporation and Mountain Real Estate Assets, Inc.)
IRON MOUNTAIN FULFILLMENT SERVICES, INC. IRON MOUNTAIN INTELLECTUAL PROPERTY MANAGEMENT, INC.
IRON MOUNTAIN GLOBAL HOLDINGS, INC. (f/k/a Iron Mountain Global Holdings, LLC)
IRON MOUNTAIN GLOBAL, LLC
MOUNTAIN RESERVE III, INC.
NETTLEBED ACQUISITION CORP.
IRON MOUNTAIN US HOLDINGS, INC.
IRON MOUNTAIN SECURE SHREDDING, INC. IRON MOUNTAIN HOLDINGS GROUP, INC.
IRON MOUNTAIN INFORMATION MANAGEMENT SERVICES, INC.

By:
Name: J.P. Lawrence
Title: Senior Vice President and Treasurer

IRON MOUNTAIN CANADA OPERATIONS ULC

By
Name: J.P. Lawrence
Title: Senior Vice President and Treasurer